                                 EXHIBIT 10(by)


                          SIXTH AMENDMENT TO OPERATING
                     LEASE AGREEMENT AND FIFTH AMENDMENT TO
                       EXPANSION OPERATING LEASE AGREEMENT
                       -----------------------------------


               THIS SIXTH AMENDMENT TO OPERATING LEASE AGREEMENT AND FIFTH AMENDMENT TO EXPANSION OPERATING LEASE AGREEMENT (this "Sixth Amendment & Fifth Expansion Amendment"), dated as of the 30th day of September, 1998, to (a) that certain OPERATING LEASE AGREEMENT, dated as of the 31st day of October, 1983, by and between ATLANTIC CITY BOARDWALK ASSOCIATES, L.P., a New Jersey limited partnership having a place of business at 2880 West Meade Avenue, Suite 201, Las Vegas, Nevada 89102 ("Lessor"), and THE CLARIDGE AT PARK PLACE, INCORPORATED, a New Jersey corporation having its principal place of business at The Claridge Hotel and Casino, Indiana Avenue and the Boardwalk, Atlantic City, New Jersey 08401 ("Lessee"), a Memorandum of which was recorded in the Atlantic County Clerk's office on October 31, 1983, in Book 3850 Page 204 (the "Operating Lease") and (b) that certain EXPANSION OPERATING LEASE AGREEMENT, dated as of the 17th day of March, 1986 by and between Lessor and Lessee, a Memorandum of which was recorded in the Atlantic County Clerk's office on March 18, 1986 in Book 4215 Page 128 (the "Expansion Operating Lease").

                              W I T N E S S E T H:
                              --------------------


               WHEREAS, pursuant to the Operating Lease and the Expansion Operating Lease, Lessor is leasing to Lessee certain land and air rights more particularly described in Exhibits "A" and "B" respectively, annexed hereto and made a part hereof, and the buildings and improvements located thereon, situate, lying and being in the County and City of Atlantic, State of New Jersey, all as more particularly defined in the Operating Lease and the Expansion Operating Lease; and
               WHEREAS, pursuant to that certain Amendment to Operating Lease Agreement and the Expansion Operating Lease Agreement dated June 15, 1989, between Lessor and Lessee (the "First

Amendment"), Lessor and Lessee amended certain terms and provisions of the Operating Lease and Expansion Operating Lease; and
               WHEREAS, pursuant to that certain Second Amendment to Operating Lease Agreement and Expansion Operating Lease Agreement dated March 27, 1990 between Lessor and Lessee (the "Second Amendment"), Lessor and Lessee further amended certain terms and provisions of the Operating Lease and the Expansion Operating Lease; and
               WHEREAS, pursuant to that certain Third Amendment to Operating Lease Agreement and Expansion Operating Lease Agreement dated as of August 1, 1991, between Lessor and Lessee (the "Third Amendment"), Lessor and Lessee further amended certain terms and provisions of the Operating Lease and the Expansion Operating Lease; and
               WHEREAS, pursuant to that certain Fourth Amendment to Operating Lease Agreement dated as of January 31, 1994, between Lessor and Lessee (the "Fourth Amendment"), Lessor and Lessee further amended certain terms and provisions of the Operating Lease; and
               WHEREAS, pursuant to that certain Fifth Amendment to Operating Lease Agreement and Fourth Amendment to Expansion Operation Lease Agreement, dated as of March 1, 1997, between Lessor and Lessee (the "Fifth Amendment"), Lessor and Lessee further amended certain terms and provisions of the Operating Lease; and
               WHEREAS, Lessor and Lessee have entered into an Expandable Wraparound Mortgage Agreement, dated October 31, 1983, and amended as of March 17, 1986 and as of June 15, 1989 (the Wraparound Mortgage Agreement, as so amended, is hereinafter referred to as the "Wraparound Mortgage Agreement"), which contemplated the execution and delivery by Lessor to Lessee of a Wraparound Mortgage Note, dated October 31, 1983, which has been amended on several occasions prior to the date hereof (such Wraparound Mortgage Note, as so amended, is hereinafter referred to as the "Wraparound Mortgage Note"), and a Wraparound Mortgage, dated October 31, 1983, which has been amended on several occasions prior to the date hereof; and

               WHEREAS, the Fifth Amendment provides "in the event the Lessee is awarded a judgment or receives a settlement in connection with the Lessee's claim against the general contractor or any other parties arising out of the self-parking garage accident, an amount of proceeds from such award or settlement not to exceed the outstanding balance of the Deferred Rent under clause (ii) of Paragraph 1(b)" of the Fifth Amendment shall be paid to the Lessor;
               WHEREAS, the Lessee is considering a settlement offer in respect of the claim described in the preceding Recital; however, Lessee may be unwilling to enter into such settlement because after payment to the Lessor in accordance with the provision quoted in the preceding Recital, the portion of the proceeds of the settlement left to Lessee after such payment would not provide a material benefit to the Lessee;
               WHEREAS, the Lessor is willing to delete the provision described in the second preceding recital as an inducement to the Lessee's entering into such a settlement; and
               WHEREAS, the parties now desire to further modify certain terms and provisions of the Operating Lease and the Expansion Operating Lease, as same have been amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment.
               NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
        1. (a) The following language appearing in Paragraph 1(b) of the Fifth Amendment is hereby deleted in its entirety (but without thereby limiting the effect of such language (i) to set forth the agreement of the parties from March 1, 1997 to the date hereof or (ii) to characterize $867,593 of reduction in Basic Rent as a rent abatement):
                              "(i) The Basic Rent payable on March 1, 1997 shall
                       be reduced to an amount so that the total amount of Basic Rent payable on March 1, 1997 shall be $1,927,607;
                              (ii) The foregoing reduction in Basic Rent consist
                       of $867,953 of rent abatement and $1,300,000 of Deferred Rent (as that term is defined in the Third Amendment);

                              (iii) The $1,300,000 of Deferred Rent referred to
                       in clause (ii) above shall be paid by the Lessee to the Lessor under the circumstances set forth in the Third Amendment and as follows: $25,000 shall be payable each month after March of 1997 for the remainder of 1997, $50,000 shall be payable monthly for the year 1998 and thereafter until the foregoing rent deferral is paid in full, provided, however, that in the event the Lessee is awarded a judgment or receives a settlement in connection with the Lessee's claim against the general contractor or any other parties arising out of the self-parking garage accident, an amount of proceeds from any such award or settlement not to exceed the outstanding balance of the Deferred Rent under clause (ii) above shall be paid to the Lessor;
                              (iv) For the period commencing on April 1, 1997
                       and ending on December 31, 1997, and for each calendar year thereafter through and including the calendar year ending on December 31, 2003, Basic Rent payable during each such calendar year shall be abated in amounts to be determined by Lessee (the "Abatement") in its reasonable discretion, provided that:

                    (A) Lessor shall have the right to limit the Abatement allocated to any particular calendar year or to require the Lessee to pay Additional Rent, to the extent required to cover the payments described in subsections (1) and (2) of the last paragraph of Section 1 of the First Amendment (which includes all payment due under the Expandable Wraparound Mortgage Loan Agreement dated October 31, 1983, as amended); and (B) the Abatement, determined without reference to this clause

                    (B), shall be reduced by $83,333 for each month of the period commencing on January 1, 1999 and ending on December 31, 2000; $125,000 for each month of the calendar year 2001 and; $166,667 for each month of each calendar year thereafter through and including the calendar year ending on December 31, 2003.

                       (b) The following language is hereby inserted in place of the language deleted pursuant to subparagraph (a) above:
                              "(i) (A) If all of the conditions set forth in
                       Sub-clauses (A) and (B) of Paragraph 4 hereof are satisfied on February 1, 1999 (treating each reference to "March 2, 1999" in those Sub-clauses as "February 1, 1999"), then the Basic, Additional and Expansion Rent payable on February 1, 1999 shall be reduced to an amount so that the total amount of Basic, Additional and Expansion Rent payable on February 1, 1999 shall be $684,123.03, and (B) if all of such conditions are not satisfied on February 1, 1999 but are satisfied on or before March 2, 1999, then the Basic, Additional and Expansion Rent due on March 1, 1999 shall be reduced to an amount so that the total amount of Basic, Additional and Expansion Rent payable on March 1, 1999 shall be $665,198.50.
                              (ii) The foregoing reduction, if any, in Basic,
                       Additional and Expansion Rent payable on February 1, 1999 or March 1, 1999 consists of $1,100,000, of Deferred Rent (as that term is defined in the Third Amendment);
                              (iii) On the earlier of (x) the Maturity Date of
                       the Wraparound Mortgage Note, (y) such earlier date, if any, as the entire principal amount of the Wraparound Mortgage Note becomes due and payable or (z) the date on which any merger, consolidation or similar transaction to which the Lessee or The Claridge Hotel and Casino Corporation ("CHCC") is a party or any sale of all or substantially all of the assets of the Lessee or CHCC is consummated or any change of control in the Lessee or CHCC occurs, the Lessee shall pay the Lessor $3,500,000 in additional Basic Rent;
                              (iv) The $1,100,000 of Deferred Rent, if any,
                       referred to in clause (ii) above shall be paid by the Lessee to the Lessor under the circumstances set forth in clause (vii) below and as follows: $25,000 shall be payable monthly commencing January 1, 2000 and thereafter until the foregoing rent deferral is paid in full;
                              (v) For the period commencing on April 1, 1997 and
                       ending on December 31, 1997, and for each calendar year thereafter through and including the calendar year ending on December 31, 2004, Basic Rent payable during each such calendar year shall be abated in amounts to be determined by Lessee (the "Abatement") in its reasonable discretion, provided that:

                    (A) Lessor shall have the right to limit the Abatement allocated to any particular calendar year or to require the Lessee to pay Additional Rent, to the extent required to cover the payments described in subsections (1) and (2) of the last paragraph of Section 1 of the First Amendment (which includes all payment due under the Expandable Wraparound Mortgage Loan Agreement dated October 31, 1983, as amended); and

                    (B) the Abatement, determined without reference to this clause (B), shall be reduced by $83,333 for each month of the period commencing on January 1, 2000 and ending on December 31, 2000; $130,000 for each month of the calendar year 2001; $180,000 for each month of each calendar year thereafter through and including the calendar year ending on December 31, 2003; and $130,000 for each month of the period commencing on January 1, 2004 and ending on December 31, 2004 (it being understood that it is the intention of the parties that the purpose of this Sub-clause (B) is to permit the Lessor to retain, out of the payments of Basic Rent made by the Lessee to the Lessor for each month set forth in this Sub-clause and after payment by the Lessor of its obligations for such month but before giving effect to any Deferred Rent payable to the Lessor for such month under clause (ii) above and clause (vi) below or otherwise, the amount for such month set forth in this Subclause);

                              (vi) The $1,300,000 of Deferred Rent referred to
                       in clause (ii) of Paragraph 1(b) of the Fifth Amendment shall be paid by the Lessee to the Lessor under the circumstances set forth in clause (vii) below and as follows: $25,000 shall be payable each month after March of 1997 for the remainder of 1997, $50,000 shall be payable monthly for the year 1998 and thereafter until the foregoing rent deferral is paid in full; and
                              (vii) Any portion of the $1,100,000 of Deferred
                       Rent, if any, referred to in clause (ii) above or of the $1,300,000 of Deferred Rent referred to in clause (vi) above that at the time has not been paid shall become due and payable (A) in full upon (x) the consummation of any merger, consolidation or similar transaction to which the Lessee or CHCC is a party or of any sale of all or substantially all the assets of the Lessee or of CHCC, or
                       (y) any change of control of the Lessee or of CHCC, and
                       (B) in the event the Lessee is awarded a judgment or receives a settlement in the connection with Lessee's claim against the general contractor or any other parties arising out of its self-parking garage accident in an amount exceeding $4,000,000, in an amount up to 75% of such excess (but not exceeding the aggregate amount of such Deferred Rent that has not been paid).

        2. This Sixth Amendment & Fifth Expansion Amendment is subject to prior approval by the New Jersey Casino Control Commission (the "Commission") and shall not become effective until approval by the Commission has been granted. Lessee shall use its best efforts to obtain such consent as promptly as practical.
        3. This Sixth Amendment & Fifth Expansion Amendment shall not become effective unless and until the Lessor and Lessee have entered into (a) an amendment to the Restructuring Agreement, dated March 1, 1997, in the form attached hereto as Exhibit A and (b) an amendment to the Wraparound Mortgage Agreement and Wraparound Mortgage Note in the form attached hereto as Exhibit B.
        4. This Agreement, other than clause (iii) of Paragraph 1(b), shall be null and void ab initio unless (A) both of the following events have occurred on or prior to March 2, 1999: (i) the Lessee shall have received at least $2,200,000 (net of associated unpaid legal expenses) in connection with its settlement of the parking garage litigation, and (ii) the Lessee or its parent corporation shall have paid all amounts due to its public noteholders, including, but not limited to, a payment of approximately $5,000,000 interest on such notes due on February 1, 1999, and (B) no defaults shall exist under the notes or under the first mortgage on the Lessee's premises at March 2, 1999 and no events, acts or omissions have occurred (unless cured on or prior to March 2, 1999) or exist at March 2, 1999 which, with the passage of time, the giving of notice or both, could result in such a default.
        5. All of the obligations, terms and conditions set forth in the Operating Lease and the Expansion Operating Lease, as same have been amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, shall remain unchanged and in full force and effect, except as specifically modified herein.
         6. This Sixth Amendment & Fifth Expansion Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment & Fifth Expansion Amendment the day and year first above written.

                                    LESSOR:

Signed, Sealed and Delivered        ATLANTIC CITY BOARDWALK
the Presence of or Attested by:      ASSOCIATES, L.P.


/s/ Barbara Constantine             By:/s/ Anthony C. Atchley
------------------------------         ----------------------------------------
Name: Barbara Constantine           Name: Anthony C. Atchley
                                    Title: General Partner


                                    LESSEE:

Signed, Sealed and Delivered        THE CLARIDGE AT PARK PLACE,
in the Presence of or Attested      INCORPORATED
by:


/s/ Frank A. Bellis, Jr.            By:/s/ Albert T. Britton
------------------------------         ----------------------------------------
Name: Frank A. Bellis, Jr.             Name: Albert T. Britton
      Senior Vice President and        Title: President/Chief Operating Officer
      General Counsel

STATE OF NEVADA )
                 : ss.:
COUNTY OF CLARK )


               BE IT REMEMBERED, that before me, the subscriber, a Notary Public of the State of Nevada , personally appeared Anthony C. Atchley of ATLANTIC CITY BOARDWALK ASSOCIATES, L.P., a limited partnership, who, I am satisfied, is the person who has signed the within instrument; and having first made known to me the contents thereof, he thereupon acknowledged that he signed and delivered the said instrument as his voluntary act and deed and as the voluntary act and deed of ATLANTIC CITY BOARDWALK ASSOCIATES, L.P., a limited partnership.

                                                     /s/ Barbara A. Constantine
                                                     --------------------------
                                                     Notary Public




My Commission Expires:



STATE OF NEW JERSEY)
                   : ss.:
COUNTY OF ATLANTIC )


               BE IT REMEMBERED, that before me, the subscriber, a Notary Public of the State of New Jersey, personally appeared Albert T. Britton of THE CLARIDGE AT PARK PLACE, INCORPORATED, a New Jersey corporation, and he thereupon acknowledged that he signed the foregoing instrument as officer, that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, and as the voluntary act and deed of THE CLARIDGE AT PARK PLACE, INCORPORATED, a corporation.


                                                           /s/ Kathryn Loftus
                                                           --------------------
                                                           Notary Public



My Commission Expires:

                                    EXHIBIT A
                                    ---------


                      AMENDMENT TO RESTRUCTURING AGREEMENT


               WHEREAS, the Claridge Hotel and Casino Corporation, a New York corporation (the "Corporation"), The Claridge at Park Place, Incorporated, a New Jersey corporation ("CPPI"), and Atlantic City Boardwalk Associates, L.P., a New Jersey limited partnership ("ACBA"), entered into a Restructuring Agreement, dated March 1, 1997 (the "Restructuring Agreement") (terms not defined in this Amendment shall have the meanings given to them in the Restructuring Agreement).

               WHEREAS, ACBA is considering entering into a Sixth Amendment to the operating lease and a Fifth Amendment to the expansion operating lease, dated as of September 30, 1998 (the "Sixth Amendment"); and

               WHEREAS, CHCC and CPPI desire to amend certain provisions of the Restructuring Agreement, as set forth below;

               NOW, THEREFORE, as an inducement to ACBA's entering into the Sixth Amendment, the parties hereto hereby agree as follows:

        1.     Amendments

               The Restructuring Agreement is hereby amended in the following respects:

               (a) The language in subclauses (i) and (ii) of Section 2(b) of the Restructuring Agreement shall be amended to read in their entirety as follows:

                       (i) The definition of "Maturity Date" in Section 1 of the Expandable Wraparound Mortgage Loan Agreement will be amended by replacing "September 30, 2000" with "January 1, 2005".

                       (ii) Section 9 of the First Amendment will be amended as follows:

                       a. In Section 2.1(a)(i), the reference to "September 30, 2000" will be replaced with "January 1, 2005".

               (b) The language in Section 2(e) of the Restructuring Agreement shall be amended to read in its entirety as follows:

                       (e) CPPI acknowledges that Section 2.11 of the Wraparound Mortgage Agreement shall apply to a failure by CPPI to pay any amounts due under the Operating Lease and that such Section and Section 7.3 apply to a failure by CPPI to pay the $1,300,000 of Deferred Rent or the $1,100,000 of Deferred Rent in accordance with the terms of the Sixth Amendment to Operating Lease Agreement and Fifth Amendment to Expansion Operating Lease Agreement, dated as of the 30th day of September 1998, between ACBA and CPPI.

        2. Neither ACBA nor its partners shall be personally liable to the Corporation or CPPI for (a) the non-payment of any principal of or interest on the Wraparound Mortgage Note, (b) the non-payment of any other amount owing to the Corporation or CPPI under the Restructuring Agreement (as amended hereby), or (c) damages arising out of the failure to perform any obligation under the Restructuring Agreement (as amended hereby), the Corporation and CPPI's recourse being expressly limited to the collateral (as such term is defined in the Wraparound Mortgage Agreement); provided, however, that except as expressly set forth herein nothing contained in this Restructuring Agreement shall limit, restrict or impair the rights of the Corporation or CPPI to accelerate the maturity of the Wraparound Mortgage Note and all other Indebtedness (as such term is defined in the Wraparound Mortgage Agreement) upon the occurrence of an Event of Default (as such term is defined in the Wraparound Mortgage Agreement), to bring suit and obtain a judgment against ACBA or its general partners on the Wraparound Mortgage Note and such other Indebtedness ( so long ACBA or its partners shall not have any personal liability upon any such judgment except to the extent of its interest in the collateral and the satisfaction thereof shall be limited to the Collateral) or to exercise all rights and remedies provided in the Restructuring Agreement (as amended hereby), or otherwise to realize upon the Collateral. This paragraph shall not be deemed to be a waiver by the Corporation or CPPI of any claims in the nature of fraud or deceit arising under or in connection with the Restructuring Agreement (as amended hereby).

        3. Except as specifically amended herein, all of the obligations, terms and conditions set forth in the Restructuring Agreement shall remain unchanged and in full force and effect.

        4. This Amendment to the Restructuring Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Restructuring Agreement as of the 30th day of September, 1998.

                                    THE CLARIDGE HOTEL AND CASINO CORPORATION


                                    By: /s/ Albert T. Britton
                                        --------------------------------------

                                    THE CLARIDGE AT PARK PLACE, INCORPORATED


                                    By: /s/ Albert T. Britton
                                        --------------------------------------

                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.


                                    By: /s/ Anthony C. Atchley
                                        --------------------------------------

                                    EXHIBIT B
                                    ---------


               AMENDMENT TO WRAPAROUND MORTGAGE AGREEMENT AND NOTE

               WHEREAS, The Claridge at Park Place, Incorporated, a New Jersey corporation ("CPPI"), and Atlantic City Boardwalk Associates, L.P., a New Jersey limited partnership ("ACBA"), have entered into an Expandable Wraparound Mortgage Agreement, dated October 31, 1983, and amended as of March 17, 1986 (the "First Amendment") and as of June 15, 1989 (the "Second Amendment") (the Wraparound Mortgage Agreement, as so amended, is hereinafter referred to as the "Wraparound Mortgage Agreement"), which contemplated the execution and delivery by ACBA to CPPI of a Wraparound Mortgage Note, dated October 31, 1983, which has been amended on several occasions prior to the date hereof (such Wraparound Mortgage Note, as so amended, is hereinafter referred to as the "Wraparound Mortgage Note"), and a Wraparound Mortgage, dated October 31, 1983, which has been amended on several occasions prior to the date hereof; and

               WHEREAS, the parties are considering entering into a Sixth Amendment to the operating lease and a Fifth Amendment to the expansion operating lease, dated as of September 30, 1998 (the "Sixth Amendment"); and

               WHEREAS, the parties desire to amend certain provisions of the Wraparound Mortgage Note, as set forth below;

               NOW, THEREFORE, as an inducement to ACBA's entering into the Sixth Amendment, the parties hereto hereby agree as follows:

        1.     Amendments

               The Wraparound Mortgage Agreement and Wraparound Mortgage Note are hereby amended so that the payments of principal required to be made by ACBA thereunder in October, November and December 1998 (an aggregate of $3,500,000 in principal payments) shall be made on the earlier of (x) the Maturity Date of the Wraparound Mortgage Agreement and Wraparound Mortgage Note, (y) such earlier date, if any, as the entire principal amount of the Wraparound Mortgage Note becomes due and payable or (z) the date on which any merger, consolidation or similar transaction to which CPPI or The Claridge Hotel and Casino Corporation ("CHCC") is a party or any sale of all or substantially all of the assets of CPPI or CHCC is consummated or any change of control in CPPI or CHCC occurs

               2. Except as specifically amended herein, all of the obligations, terms and conditions set forth in the Wraparound Mortgage Agreement and Wraparound Mortgage Note shall remain unchanged and in full force and effect.

               3. This Amendment to the Wraparound Mortgage Agreement and Wraparound Mortgage Note may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Wraparound Mortgage Agreement and Note as of the 30th day of September, 1998.

                                    THE CLARIDGE AT PARK PLACE, INCORPORATED


                                    By: /s/ Albert T. Britton
                                        --------------------------------------

                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.


                                    By: /s/ Anthony C. Atchley
                                        --------------------------------------